Exhibit 99.1

(NYSE Listed: PPO) Third Quarter 2009 Supplemental Financial Information

2 These materials include "forward-looking statements". All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including , in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other thing s: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest r ate risk related to our variable r ate indebtedness; our inability to generate cash; restrictions related to the senior secured credit facilities; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the adverse impact on our financial condition from past restructuring activities; the failure to effectively integrate newly acquired operations; the absence of expected returns from the amount of intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; natural disaster s, epidemics, terrorist acts and other events beyond our control; and economic uncertainty and the current crisis in global credit and financial markets. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials to reflect new information, future events or otherwise, except as m ay be required under federal securities laws. Safe Harbor Statement

3 Third Quarter Results (excluding one-time items)* * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, C and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted 3Q '09 3Q '08 Net sales 137.7 $ 154.9 $ Cost of goods sold 89.8 102.1 Business interruption insurance recovery - - Gross profit 47.9 52.8 Gross profit margin 34.8% 34.1% Selling, general and administrative expenses 22.9 25.9 Operating income 25.0 26.9 Operating income margin 18.2% 17.4% Other expense: Interest expense, net 14.2 14.6 Foreign currency and other 0.7 (0.6) 14.9 14.0 Income from continuing operations before income taxes 10.1 12.9 Income taxes 2.7 3.9 Income from continuing operations 7.4 9.0 Income from continuing operations per share - diluted 0.17 $ 0.20 $ Weighted average shares outstanding - diluted 44.7 44.6

4 Third Quarter Year to Date Results (excluding one-time items)* * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits B, D and E for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except per share data) Adjusted Adjusted 3Q YTD '09 3Q YTD '08 Net sales 364.8 $ 464.9 $ Cost of goods sold 226.9 297.2 Business interruption insurance recovery - (2.4) Gross profit 137.9 170.1 Gross profit margin 37.8% 36.6% Selling, general and administrative expenses 70.9 81.0 Operating income 67.0 89.1 Operating income margin 18.4% 19.2% Other expense: Interest expense, net 43.0 46.6 Foreign currency and other 1.4 (1.2) 44.4 45.4 Income from continuing operations before income taxes 22.6 43.7 Income taxes 6.0 12.3 Income from continuing operations 16.6 31.4 Income from continuing operations per share - diluted 0.37 $ 0.74 $ Weighted average shares outstanding - diluted 44.6 42.5

POLYPORE

Segment Results

(unaudited, in millions)

	Third Quarter Results			Year to Date Results		
Sales	3Q '09	3Q '08	Change	3Q YTD '09	3Q YTD '08	Change
Energy storage						
Lead acid battery separators	$ 76.9	$ 86.9	-11.5%	$ 195.0	$ 264.6	-26.3%
Lithium battery separators	23.3	28.6	-18.5%	61.2	76.8	-20.3%
Total	100.2	115.5	-13.2%	256.2	341.4	-25.0%
Separations media						
Healthcare	24.9	24.4	2.0%	74.7	79.1	-5.6%
Filtration and specialty	12.6	15.0	-16.0%	33.9	44.4	-23.6%
Total	37.5	39.4	-4.8%	108.6	123.5	-12.1%
Total	**$ 137.7**	**$ 154.9**	**-11.1%**	**$ 364.8**	**$ 464.9**	**-21.5%**
Gross Profit*						
Energy Storage - $	$ 37.1	$ 39.6	-6.3%	$ 92.9	$ 126.5	-26.6%
% sales	37.0%	34.3%		36.3%	37.1%	
Separations Media - $	10.8	13.2	-18.2%	45.0	43.6	3.2%
% sales	28.8%	33.5%		41.4%	35.3%	
Segment Gross Profit	**$ 47.9**	**$ 52.8**	**-9.3%**	**$ 137.9**	**$ 170.1**	**-18.9%**
Segment Gross Profit %	34.8%	34.1%		37.8%	36.6%	
Segment Operating Income**						
Energy storage - $	$ 21.2	$ 21.3	-0.5%	$ 44.0	$ 69.7	-36.9%
% sales	21.2%	18.4%		17.2%	20.4%	
Separations media - $	4.6	5.9	-22.0%	24.5	20.2	21.3%
% sales	12.3%	15.0%		22.6%	16.4%	
Corporate - $	(0.8)	(0.3)		(1.5)	(0.8)	
% sales	-0.6%	-0.2%		-0.4%	-0.2%	
Segment operating income	**$ 25.0**	**$ 26.9**	**-7.1%**	**$ 67.0**	**$ 89.1**	**-24.8%**
Segment operating income %	18.2%	17.4%		18.4%	19.2%	

* These represent non-GAAP financial information. Refer to Exhibits A-E for reconciliation from GAAP results to adjusted results.

** See Exhibit F for a reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes

5

6 EXHIBITS

7 Exhibit A Third Quarter 2009 Results Please see Exhibit E for description of adjustments (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 137.7 $ - $ 137.7 $ Cost of goods sold 89.8 - 89.8 Business interruption insurance recovery - - - Gross profit 47.9 - 47.9 Selling, general and administrative expenses 24.1 1.2 a 22.9 Business restructuring 0.2 0.2 c - Operating income 23.6 (1.4) 25.0 Other expense: Interest expense, net 14.2 - 14.2 Foreign currency and other 0.7 - 0.7 14.9 - 14.9 Income from continuing operations before income taxes 8.7 (1.4) 10.1 Income taxes 2.2 (0.5) e 2.7 Income from continuing operations 6.5 $ (0.9) $ 7.4 $ Income from continuing operations per share - diluted 0.14 $ (0.03) $ 0.17 $ Weighted average shares outstanding - diluted 44.7 44.7 44.7

8 Exhibit B Third Quarter YTD 2009 Results Please see Exhibit E for description of adjustments (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 364.8 $ - $ 364.8 $ Cos t of goods sold 226.9 - 226.9 Business interruption insurance recovery - - - Gross profit 137.9 - 137.9 Selling, general and administrative expenses 74.4 3.5 a 70.9 Business restructuring 0.8 0.8 c - Operating income 62.7 (4.3) 67.0 Other expense: Interest expense, net 43.0 - 43.0 Foreign currency and other 1.4 - 1.4 44.4 - 44.4 Income from continuing operations before income taxes 18.3 (4.3) 22.6 Income taxes 4.6 (1.4) e 6.0 Income from continuing operations 13.7 $ (2.9) $ 16.6 $ Income from continuing operations per share - diluted 0.31 $ (0.06) $ 0.37 $ Weighted average shares outstanding - diluted 44.6 44.6 44.6

9 Exhibit C Third Quarter 2008 Results Please see Exhibit E for description of adjustments (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 154.9 $ - $ 154.9 $ Cost of goods sold 108.1 6.0 d 102.1 Business interruption insurance recovery - - - Gross profit 46.8 (6.0) 52.8 Selling, general and administrative expenses 26.2 0.3 a 25.9 Business restructuring - - - Operating income 20.6 (6.3) 26.9 Other expense: Interest expense, net 14.6 - 14.6 Foreign currency and other (0.6) - (0.6) 14.0 - 14.0 Income from continuing operations before income taxes 6.6 (6.3) 12.9 Income taxes 1.5 (2.4) e 3.9 Income from continuing operations 5.1 $ (3.9) $ 9.0 $ Income from continuing operations per share - diluted 0.11 $ (0.09) $ 0.20 $ Weighted average shares outstanding - diluted 44.6 44.6 44.6

10 Exhibit D Third Quarter YTD 2008 Results Please see Exhibit E for description of adjustments (unaudited) (in millions, except per share data) As Reported Adjustments As Adjusted Net sales 464.9 $ - $ 464.9 $ Cost of goods sold 303.9 6.7 b,d 297.2 Business interruption insurance recovery (2.4) - (2.4) Gross profit 163.4 (6.7) 170.1 Selling, general and administrative expenses 81.3 0.3 a 81.0 Business restructuring - - - Operating income 82.1 (7.0) 89.1 Other expense: Interest expense, net 46.6 - 46.6 Foreign currency and other (1.2) - (1.2) 45.4 - 45.4 Income from continuing operations before income taxes 36.7 (7.0) 43.7 Income taxes 9.9 (2.4) e,f 12.3 Income from continuing operations 26.8 $ (4.6) $ 31.4 $ Income from continuing operations per share - diluted 0.63 $ (0.11) $ 0.74 $ Weighted average shares outstanding - diluted 42.5 42.5 42.5

11 Exhibit E Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b In connection with the application of purchase accounting for the Microporous acquisition, inventory was written up to fair value. This adjustment represents the amount of the purchase accounting adjustment for inventory that was sold during the period. c Charges associated with the 2008 business restructuring plan. d Costs related to the strike at our Owensboro, KY facility. e Impact of above items (items a, b, c and d) on provision for income taxes. f Non-cash income tax consequence of repatriating funds for the Microporous acquisition. Note - All the above adjustments relate to the Company's Energy Storage segment.

12 Exhibit F Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income From Continuing Operations Before Income Taxes (unaudited, in millions) Three Months Three Months Nine Months Nine Months Ended Ended Ended Ended October 3, 2009 September 27, 2008 October 3, 2009 September 27, 2008 Operating income: Energy storage 21.2 $ 21.3 $ 44.0 $ 69.7 $ Separations media 4.6 5.9 24.5 20.2 Corporate (0.8) (0.3) (1.5) (0.8) Total segment operating income 25.0 26.9 67.0 89.1 Inventory purchase ac counting adjustment - - - 0.7 Business restructuring 0.2 - 0.8 - Costs related to the FTC litigation 1.2 0.3 3.5 0.3 Costs related to the strike at our Owensboro, KY facility - 6.0 - 6.0 Total operating income 23.6 20.6 62.7 82.1 Reconciling items: Interest expense 14.2 14.6 43.0 46.6 Foreign currency and other 0.7 (0.6) 1.4 (1.2) Income from continuing operations before income taxes 8.7 $ 6.6 $ 18.3 $ 36.7 $